Exhibit 4.3

FERRELLGAS PARTNERS, L.P.

FERRELLGAS PARTNERS FINANCE CORP.,

as Issuers

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

$175,000,000 8⅝% Senior Notes due 2020

SECOND SUPPLEMENTAL INDENTURE

Dated as of January 30, 2017

to Indenture dated as of April 13, 2010

SECOND SUPPLEMENTAL INDENTURE, dated as of January 30, 2017 (this “Second Supplemental Indenture”), among Ferrellgas Partners, L.P., a Delaware limited partnership (the “Partnership”), and Ferrellgas Partners Finance Corp., a Delaware corporation (together with the Partnership, the “Issuers”), and U.S. BANK NATIONAL ASSOCIATION, as Trustee under the Indenture referred to below.

RECITALS OF THE ISSUERS

WHEREAS, the Issuers entered into an Indenture dated as of April 13, 2010 (the “Base Indenture” and, as supplemented by the First Supplemental Indenture (as defined below) and this Second Supplemental Indenture, the “Indenture”) with the Trustee, for the purposes of providing for the issuance from time to time of senior unsecured debentures, notes or other evidences of indebtedness of the Issuers, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as authorized by or pursuant to the authority granted in one or more resolutions of the Boards of Directors of the Issuers;

WHEREAS, Section 901 of the Base Indenture provides that without the consent of the Holders of the Securities of any series issued under the Base Indenture, the Issuers, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Base Indenture to, among other things, establish the forms or terms of Securities of any series issued under the Indenture;

WHEREAS, pursuant to Sections 201, 301 and 901 of the Base Indenture, the Issuers and the Trustee entered into the First Supplemental Indenture dated as of April 13, 2010 (the “First Supplemental Indenture”) to the Base Indenture to establish the form and terms, and to provide for the issuance, of the Issuers’ 8⅝% Senior Notes due 2020;

WHEREAS, on April 13, 2010, the Issuers issued the Initial Notes, of which $182,000,000 aggregate principal remain outstanding on the date of this Second Supplemental Indenture;

WHEREAS, pursuant to Sections 1(B) and 2(A)(1) of the First Supplemental Indenture, the Issuers may from time to time, without the consent of the Holders, issue Additional Notes having the same ranking, interest rate, maturity and other terms as the Initial Notes and constituting a single class and series with the Initial Notes for all purposes of the Indenture, including waivers, amendments, redemptions and offers to purchase;

WHEREAS, pursuant to Sections 201, 301 and 901 of the Base Indenture, the Issuers desire to execute this Second Supplemental Indenture to establish the form and certain terms, and to provide for the issuance in accordance with Sections 303 and 1009 of the Base Indenture and Section 2(A)(1) of the First Supplemental Indenture, of $175,000,000 aggregate principal amount of Additional Notes (the “2017 Additional Notes”);

WHEREAS, this Second Supplemental Indenture shall be subject to and governed by the provisions of the Trust Indenture Act;

WHEREAS, the entry into this Second Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Base Indenture and the First Supplemental Indenture; and

WHEREAS, all things necessary have been done to make this Second Supplemental Indenture, when executed and delivered by the Issuers, the legal, valid and binding agreement of the Issuers, in accordance with its terms;

NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the 2017 Additional Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the 2017 Additional Notes, as follows:

SECTION 1.                            Application of this Second Supplemental Indenture

(A)                               Notwithstanding any other provision of this Second Supplemental Indenture, the provisions of this Second Supplemental Indenture are expressly and solely for the benefit of the Holders of the 2017 Additional Notes and any such provisions shall not be deemed to apply to any other Securities issued under the Indenture and shall not be deemed to amend, modify or supplement the Base Indenture for any purpose other than with respect to the 2017 Additional Notes, in each case except to the extent such provisions relate to the relationship between the 2017 Additional Notes and the Initial Notes, which provisions shall apply to the Initial Notes.

(B)                               To the extent that the provisions of this Second Supplemental Indenture conflict with any provision of the Base Indenture or the First Supplemental Indenture, the provisions of this Second Supplemental Indenture shall govern and be controlling.

(C)                               All capitalized terms used in this Second Supplemental Indenture not otherwise defined herein that are defined in the Base Indenture, as supplemented by the First Supplemental Indenture, shall have the meanings set forth therein.

SECTION 2.                            Definitions

(A)                               As used in this Second Supplemental Indenture, each of the following terms has the meaning given to it in this Section 2(A):

“2017 Additional Notes Issue Date” means January 30, 2017.

“Clearstream” means Clearstream Banking, Société Anonyme.

“Definitive Note” means a 2017 Additional Note in the form of a Definitive Security.

“Exchange Notes” means the Notes issued in the Exchange Offer, if any, pursuant to Section 4(E) of this Second Supplemental Indenture.

“Exchange Offer” has the meaning set forth in the Registration Rights Agreement.

“Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Global Note” means a 2017 Additional Note in the form of a Global Security.

“Initial Purchasers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Capital One Securities, Inc., Fifth Third Securities, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, SunTrust Robinson Humphrey, Inc., BMO Capital Markets Corp. and PNC Capital Markets LLC.

“Private Placement Legend” means the legend set forth in Section 3(B)(6)(a) of this Second Supplemental Indenture.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of January 30, 2017, among the Issuers and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Note” means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as applicable.

“Regulation S Temporary Note Legend” means the legend set forth in Section 3(B)(6)(b) of this Second Supplemental Indenture.

“Restricted Definitive Note” means a Definitive Note that bears the Private Placement Legend.

“Restricted Global Note” means a Global Note that bears the Private Placement Legend.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 903” means Rule 903 promulgated under the Securities Act.

“Rule 904” means Rule 904 promulgated under the Securities Act.

“Shelf Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Unrestricted Definitive Note” means a Definitive Note that does not bear the Private Placement Legend.

“Unrestricted Global Note” means a Global Note that does not bear the Private Placement Legend.

(B)                               As used in this Second Supplemental Indenture, each the following terms has the meaning given to it in the section or other part of this Second Supplemental Indenture referenced for such term in this Section 2(B):

Term	Defined in
“144A Global Note”	Section 3(B)(3)
“2017 Additional Notes”	Recitals of the Issuers
“Base Indenture”	Recitals of the Issuers
“First Supplement Indenture”	Recitals of the Issuers
“Indenture”	Recitals of the Issuers
“Issuers”	Introductory Paragraph
“Partnership”	Introductory Paragraph
“Regulation S Permanent Global Note”	Section 3(B)(4)
“Regulation S Temporary Global Note”	Section 3(B)(4)
“Restricted Period”	3(B)(4)
“Second Supplemental Indenture”	Introductory Paragraph

SECTION 3.                            Terms and Form of the 2017 Additional Notes

(A)                               The following terms relating to the 2017 Additional Notes are hereby established:

(1)                                 The aggregate principal amount of the 2017 Additional Notes that may be authenticated and delivered under the Indenture on the 2017 Additional Notes Issue Date shall be $175,000,000.

(2)                                 The 2017 Additional Notes shall be Additional Notes constituting and being treated as a single class and series with the Initial Notes for all purposes of the Indenture, including waivers, amendments, redemptions and offers to purchase, and shall have the same ranking, interest rate, maturity and other terms as the Initial Notes, except as set forth in subsections (a) through (d) of this Section 3(A)(2).

(a)                                 Notwithstanding Section 2(A)(3) of the First Supplemental Indenture, (i) the 2017 Additional Notes shall bear interest from December 15, 2016, the most recent Interest Payment Date for the Initial Notes; (ii) interest on the 2017 Additional Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 15, 2016; and (iii) the first Interest Payment Date for the 2017 Additional Notes shall be June 15, 2017.

(b)                                 The 2017 Additional Notes shall have the benefit of the Registration Rights Agreement.

(c)                                  The 2017 Additional Notes initially are being issued in a transaction exempt from the registration requirements of the Securities Act pursuant to Rule 144A and Regulation S and, accordingly, will be subject to restrictions on transfer and exchange as provided in this Second Supplemental Indenture.

(d)                                 The 2017 Additional Notes will be issued with original issue discount for U.S. federal income tax purposes, will have a different CUSIP number from that of the Initial Notes and will not be fungible with the Initial Notes at any time.

(B)                               2017 Additional Notes issued in global form or in definitive form shall be substantially in the forms provided in Sections 2(B)(1) and 2(B)(2), respectively, of the First Supplemental Indenture, except as set forth in subsections (1) through (6) of this Section 3(B).

(1)                                 Interest.  Paragraph (1) (“INTEREST”) on the back of each 2017 Additional Note shall reflect the terms set forth in Section 3(A)(2)(a) of this Second Supplemental Indenture and, accordingly, shall read in its entirety as follows:

“(1)                           INTEREST.  Ferrellgas Partners, L.P., a Delaware limited partnership, and Ferrellgas Partners Finance Corp., a Delaware corporation (together, the “Issuers”), promise to pay interest on the principal amount of this Note at 8.625% per annum from December 15, 2016 until maturity.  The Issuers will pay interest semi-annually in arrears on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”).  Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 15, 2016; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be June 15, 2017.  The Issuers will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; they will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful.  Interest will be computed on the basis of a 360-day year of twelve 30-day months.”

(2)                                 Indenture.  The first sentence of paragraph (4) (“INDENTURE”) on the back of each 2017 Additional Note shall include a reference to this Second Supplemental Indenture and, accordingly, shall read in its entirety as follows:

“The Issuers issued the Notes under an Indenture dated as of April 13, 2010, as supplemented by the First Supplemental Indenture dated as of April 13, 2010 and the Second Supplemental Indenture dated January 30, 2017 (as supplemented, the “Indenture”), among the Issuers and the Trustee.”

(3)                                 Rule 144 Global Notes.  2017 Additional Notes offered and sold to QIBs in reliance on Rule 144A initially will be issued as a permanent Global Note bearing the Private Placement Legend (the “144A Global Note”).  The 144A Global Note will be deposited upon issuance with the Trustee (as custodian for the Depositary), registered in the name of the Depositary or a nominee thereof and issued in a denomination equal to the principal amount of the 2017 Additional Notes initially sold in reliance on Rule 144A.

(4)                                 Regulation S Global Notes.  2017 Additional Notes offered and sold in “offshore transactions” to a person or persons that are not “U.S. Persons” (each such term having the meaning assigned to it in Regulation S) in reliance on Regulation S initially will be issued as a temporary Global Note bearing the Private Placement Legend and the Regulation S Temporary Note Legend (the “Regulation S Temporary Global Note”).  The Regulation S Temporary Global Note will be deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream and issued in a denomination equal to the principal amount of the 2017 Additional Notes initially sold in reliance on Rule 903.  The 40-day distribution compliance period (as defined in Regulation S) (the “Restricted Period”) shall be terminated upon the receipt by the Trustee of:

(a)                                 a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream, certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who shall take delivery of a beneficial interest in a Rule 144A Global Note, as contemplated by Section 4(A)(2) of this Second Supplemental Indenture); and

(b)                                 an Officers’ Certificate from the Issuers.

Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in a permanent Global Note bearing the Private Placement Legend (the “Regulation S Permanent Global Note”) in accordance with the Applicable Procedures.  The Regulation S Permanent Global Note will be deposited upon Issuance with the Trustee (as custodian for the Depositary), registered in the name of the Depositary or a nominee thereof  and issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.  Simultaneously with the authentication of the Regulation S Permanent Global Note, the Trustee shall cancel the Regulation S Temporary Global Note.

(5)                                 Definitive Securities.  2017 Additional Notes issued in definitive form (a) to QIBs in reliance on Rule 144A or (b) in “offshore transactions” to a person or persons that are not “U.S. Persons” (each such term having the meaning assigned to it in

Regulation S) in reliance on Regulation S after the Restricted Period will be issued as Definitive Notes bearing the Private Placement Legend.

(6)                                 Legends.

(a)                                 Private Placement Legend.

(i)                                     Except as provided in subsection (ii) of this Section 3(B)(6)(a), each Global Note and each Definitive Note (and all 2017 Additional Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE ‘‘RESALE RESTRICTION TERMINATION DATE’’), EXCEPT THAT THE NOTES MAY BE TRANSFERRED (A) TO THE ISSUERS OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ENDORSED THEREON ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (‘‘RULE 144A’’), TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL  BUYER’’ AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF AND IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ‘‘ACCREDITED INVESTOR’’ (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THE NOTES AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUERS THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (1) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION

COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (F) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (2) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.”

(ii)                                  Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subsections (A)(3), (B)(3), (C)(2), (D)(2) or (E) of Section 4 of this Second Supplemental Indenture (and all 2017 Additional Notes issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

(b)                                 Regulation S Temporary Note Legend.  The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

“THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.”

(c)                                  Tax Legend. Each certificate representing 2017 Additional Notes shall bear a legend in substantially the following form:

“THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY CONTACT THE CHIEF FINANCIAL OFFICER OF FERRELLGAS PARTNERS, L.P., 7500 COLLEGE BOULEVARD, SUITE 1000, OVERLAND PARK, KANSAS 66210, WHO WILL PROVIDE YOU WITH THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF THE NOTE.”

(C)                               In accordance with Section 303 of the Base Indenture and Section 2(C) of the First Supplemental Indenture, upon delivery of an Issuer Order on the 2017 Additional Notes Issue Date, the Trustee shall authenticate 2017 Additional Notes for original issue in the aggregate principal amount of $175,000,000.

SECTION 4.                            Transfer and Exchange

(A)                               Transfer and Exchange of Beneficial Interests in Global Notes.  Beneficial interests in Global Notes may be transferred or exchanged in accordance with Section 2(B)(3) of the First Supplemental Indenture, subject to subsections (1) through (4) of this Section 4(A), as applicable.  Beneficial interests in Restricted Global Notes will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

(1)                                 Transfer of Beneficial Interests in the Same Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser).

(2)                                 Transfer of Beneficial Interests to Another Restricted Global Note.  A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note only if the Registrar receives the following:

(a)                                 if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, a certificate from the holder of such beneficial interest in the form of Exhibit A hereto, including the certifications in item 1 thereof; and

(b)                           if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, a certificate from the holder of such beneficial interest in the form of Exhibit A hereto, including the certifications in item 2 thereof.

(3)                                 Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in a Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

(a)                                 such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

(b)                                 such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(c)                                  such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(d)                                 the Registrar receives the following:

(i)                                     if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item 1(a) thereof; or

(ii)                                  if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit A hereto, including the certifications in item 4 thereof;

and, in each such case set forth in this subsection (d), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to subsection (b) or (d) of this Section 4(A)(3) at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Issuer Order in accordance with Section 303 of the Base Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interest transferred pursuant to such subsection (b) or (d).

(4)                     Transfer and Exchange of Beneficial Interests in an Unrestricted Global Note for Beneficial Interests in a Restricted Global Note.  A beneficial interest in an Unrestricted Global Note cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

(B)                               Transfer or Exchange of Beneficial Interests in Global Notes for Definitive Notes.  A beneficial interest in a Global Note may be exchanged for a Definitive Note in accordance with Section 2(B)(4) of the First Supplemental Indenture, subject to subsections (1) through (3) of this Section 4(B), as applicable.

(1)                                 Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes.  A beneficial interest in a Restricted Global Note may be exchanged for a Restricted Definitive Note or transferred to a Person who takes delivery thereof in the form of a Restricted Definitive Note only if the Registrar receives the following:

(a)                                 if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item 2(a) thereof;

(b)                                 if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate from the holder of such beneficial interest in the form of Exhibit A hereto, including the certifications in item 1 thereof;

(c)                                  if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate from the holder of such beneficial interest in the form of Exhibit A hereto, including the certifications in item 2 thereof;

(d)                                 if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate from the holder of such beneficial interest in the form of Exhibit A hereto, including the certifications in item 3(a) thereof;

(e)                                  if such beneficial interest is being transferred to the Issuers or any of their Subsidiaries, a certificate from the holder of such beneficial interest in the form of Exhibit A hereto, including the certifications in item 3(b) thereof;

(f)                                   if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate from the holder of such beneficial interest in the form of Exhibit A hereto, including the certifications in item 3(c) thereof; or

(g)                                  if such beneficial interest is being transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subsections (b) through (d) of this Section 4(B)(1), a certificate from the holder of such beneficial interest in the form of Exhibit A hereto, including the certifications, certificates and Opinion of Counsel required by item 3(d) thereof, if applicable.

Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 4(B)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(2)                                 Beneficial Interests in Regulation S Temporary Global Note to Definitive Notes.  Notwithstanding Sections 4(B)(1)(a) and 4(B)(1)(c) of this Second Supplemental Indenture, a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

(3)                                 Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes.  A beneficial interest in a Restricted Global Note may be exchanged for an

Unrestricted Definitive Note or transferred to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

(a)                                 such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

(b)                                 such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(c)                                  such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(d)                                 the Registrar receives the following:

(i)                                     if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item 1(b) thereof; or

(ii)                                  if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder in the form of Exhibit A hereto, including the certifications in item 4 thereof;

and, in each such case set forth in this subsection (d), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(C)                               Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes.  A Definitive Note may be exchanged for a beneficial interest in a Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Global Note in accordance with Section 2(B)(5) of the First Supplemental Indenture, subject to subsections (1) and (2) of this Section 4(C), as applicable.

(1)                                 Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes.  A Restricted Definitive Note may be exchanged for a beneficial interest in a Restricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note only if the Registrar receives the following:

(a)                                 if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item 2(b) thereof;

(b)                                 if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate from the Holder of such Restricted Definitive Note in the form of Exhibit A hereto, including the certifications in item 1 thereof;

(c)                                  if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate from the Holder of such Restricted Definitive Note in the form of Exhibit A hereto, including the certifications in item 2 thereof;

(d)                                 if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate from the Holder of such Restricted Definitive Note in the form of Exhibit A hereto, including the certifications in item 3(a) thereof;

(e)                                  if such Restricted Definitive Note is being transferred to the Issuers or any of their Subsidiaries, a certificate from the Holder of such Restricted Definitive Note in the form of Exhibit A hereto, including the certifications in item 3(b) thereof;

(f)                                   if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate from the Holder of such Restricted Definitive Note in the form of Exhibit A hereto, including the certifications in item 3(c) thereof; or

(g)                                  if such Restricted Definitive Note is being transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subsections (b) through (d) of this Section 4(C)(1), a certificate to the effect set forth in Exhibit A hereto, including the certifications, certificates and Opinion of Counsel required by item 3(d) thereof, if applicable.

(2)                                 Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes.  A Restricted Definitive Note may be exchanged for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

(a)                                 such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

(b)                                 such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(c)                                  such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(d)                                 the Registrar receives the following:

(i)                                     if the Holder of such Definitive Note proposes to exchange such Note for a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item 1(c) thereof; or

(ii)                                  if the Holder of such Definitive Note proposes to transfer such Note to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item 4 thereof;

and, in each such case set forth in this subsection (d), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subsection (b) or (d) of this Section 4(C)(2) at a time when an Unrestricted Global Note has not yet been issued, the Issuers will issue and, upon receipt of an Issuer Order in accordance with Section 303 of the Base Indenture, the Trustee will authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the Definitive Note so transferred.

(D)                               Transfer and Exchange of Definitive Notes for Definitive Notes.  A Definitive Note may be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note in accordance with Section (2)(B)(6) of the First Supplemental Indenture, subject to subsections (1) and (2) of this Section 4(D).

(1)                                 Restricted Definitive Notes to Restricted Definitive Notes.  A Restricted Definitive Note may be transferred to and registered in the name of Person who takes delivery thereof in the form of a Restricted Definitive Note only if the Registrar receives the following:

(a)                                 if the transfer will be made pursuant to Rule 144A, a certificate from the Holder of such Restricted Definitive Note in the form of Exhibit A hereto, including the certifications in item 1 thereof;

(b)                                 if the transfer will be made pursuant to Rule 903 or Rule 904, a certificate from the Holder of such Restricted Definitive Note in the form of Exhibit A hereto, including the certifications in item 2 thereof; and

(c)                                  if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, a certificate from the Holder of such Restricted Definitive Note in the form of Exhibit A hereto, including the certifications, certificates and Opinion of Counsel required by item 3 thereof, if applicable.

(2)                                 Restricted Definitive Notes to Unrestricted Definitive Notes.  A Restricted Definitive Note may be exchanged for an Unrestricted Definitive Note or transferred to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note if:

(a)                                 such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the Holder of such Restricted Definitive Note, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Notes or (iii) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

(b)                                 any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(c)                                  any such transfer is effected by a Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(d)                                 the Registrar receives the following:

(i)                                     if the Holder of such Restricted Definitive Note proposes to exchange such Note for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item 1(d) thereof; or

(ii)                                  if the Holder of such Restricted Definitive Note proposes to transfer such Note to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item 4 thereof;

and, in each such case set forth in this subsection (d), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(E)                                Exchange Offer. Upon the occurrence of the Exchange Offer, if any, in accordance with the Registration Rights Agreement, the Issuers will issue and, upon receipt of an Issuer Order in accordance with Section 303 of the Indenture, the Trustee will authenticate:

(1)                                 one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Notes and (C) they are not affiliates (as defined in Rule 144) of the Issuers; and

(2)                                 Unrestricted Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Notes and (C) they are not affiliates (as defined in Rule 144) of the Issuers.

Concurrently with the issuance of such Notes, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Issuers will execute and the Trustee will authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Unrestricted Definitive Notes in the appropriate principal amount.

SECTION 5.                            Miscellaneous.

(A)                               The Base Indenture, as supplemented and amended by the First Supplemental Indenture and this Second Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, the First Supplemental Indenture and this Second Supplemental Indenture shall be read, taken and construed as one and the same instrument.  All provisions included in this Second Supplemental Indenture supersede any similar provisions included in the Base Indenture and the First Supplemental Indenture unless not permitted by law.  The Trustee accepts the trusts created by the Base Indenture, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture.

(B)                               If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Second Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

(C)                               All covenants and agreements in this Second Supplemental Indenture by the Issuers shall bind their successors and assigns, whether so expressed or not.

(D)                               In case any provision in this Second Supplemental Indenture or in the 2017 Additional Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions (or of the other series of Securities) shall not in any way be affected or impaired thereby.

(E)                                Nothing in this Second Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of the 2017 Additional Notes, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

(F)                                 This Second Supplemental Indenture and each 2017 Additional Note shall be deemed to be a contract made under the laws of the State of New York and this Second Supplemental Indenture and each 2017 Additional Note shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE, THE 2017 ADDITIONAL NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(G)                               This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.  The exchange of copies of this Second Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Second Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

(H)                              The provisions of this Second Supplemental Indenture shall become effective as of the date hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the day and year first above written.

FERRELLGAS PARTNERS, L.P.

By:	Ferrellgas, Inc., its general partner

By:	/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President; Chief Financial Officer

FERRELLGAS PARTNERS FINANCE CORP.

By:	/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President; Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ William G. Keenan
Name: William G. Keenan
Title: Vice President

Signature Page to Second Supplemental Indenture

EXHIBIT A

FORM OF CERTIFICATE OF TRANSFER

Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp.

7500 College Boulevard

Suite 1000

Overland Park, Kansas 66210

Attention: Investor Relations

U.S. Bank National Association

Corporate Trust Services

100 Wall Street, Suite 1600

New York, NY 10005

RE: 8⅝% Senior Notes due 2020

Reference is hereby made to the Indenture, dated as of April 13, 2010, among Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp. (together, the “Issuers”), as Issuers, and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of April 13, 2010, and the Second Supplemental Indenture, dated as of January 30, 2017 (as supplemented, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

, (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $            in such Note[s] or interests (the “Transfer”), to                        (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. ☐ Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Restricted Definitive Note pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

2. ☐ Check if Transferee will take delivery of a beneficial interest in the Regulation S Temporary Global Note, the Regulation S Permanent Global Note or a Restricted Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Permanent Global Note, the Regulation S Temporary Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

3. ☐ Check and complete if Transferee will take delivery of a Restricted Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) ☐ such Transfer is being effected to the Issuers or a subsidiary thereof;

or

(c) ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

(d) ☐ such Transfer is being effected to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the

Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit C to the Second Supplemental Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Notes and in the Indenture and the Securities Act.

4. ☐ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

(a) ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(b) ☐ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(c) ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

1.                                      The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)                                 a beneficial interest in the:

(i)                                     ☐ 144A Global Note (CUSIP 315295AF2)

(ii)                                  ☐ Regulation S Global Note (CUSIP U31540AA2)

(b)                                 ☐ a Restricted Definitive Note.

2.                                      After the Transfer the Transferee will hold:

[CHECK ONE]

(a)                                 a beneficial interest in the:

(i)                                     ☐ 144A Global Note (CUSIP 315295AF2)

(ii)                                  ☐ Regulation S Global Note (CUSIP U31540AA2)

(b)                                 ☐ a Restricted Definitive Note; or

(c)                                  ☐ an Unrestricted Definitive Note, in accordance with the terms of the Indenture.

EXHIBIT B

FORM OF CERTIFICATE OF EXCHANGE

Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp.

7500 College Boulevard

Suite 1000

Overland Park, Kansas 66210

Attention: Investor Relations

U.S. Bank National Association

Corporate Trust Services

100 Wall Street, Suite 1600

New York, NY 10005

RE: 8⅝% Senior Notes due 2020

Reference is hereby made to the Indenture, dated as of April 13, 2010, among Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp. (together, the “Issuers”), as Issuers, and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of April 13, 2010, and the Second Supplemental Indenture, dated as of January 30, 2017 (as supplemented, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

, (the “Owner”) owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $            in such Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) ☐ Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

(b) ☐ Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the [CHECK ONE] ☐ 144A Global Note, ☐ Regulation S Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

EXHIBIT C

FORM OF CERTIFICATE FROM
ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp.

7500 College Boulevard

Suite 1000

Overland Park, Kansas 66210

Attention: Investor Relations

U.S. Bank National Association

Corporate Trust Services

100 Wall Street, Suite 1600

New York, NY 10005

Re:                             8⅝% Senior Notes due 2020

Reference is hereby made to the Indenture, dated as of April 13, 2010, among Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp. (together, the “Issuers”), as Issuers, and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of April 13, 2010, and the Second Supplemental Indenture, dated as of January 30, 2017 (as supplemented, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

In connection with our proposed purchase of $             aggregate principal amount of:

(a)                                 ☐                                    a beneficial interest in a Global Note, or

(b)                                 ☐                                    a Definitive Note,

we confirm that:

1.                                      We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the “Securities Act”).

2.                                      We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Issuers or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a “qualified institutional buyer” (as defined therein), (C) to an institutional “accredited investor” (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Issuers a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Notes, at the time of transfer of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Issuers to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144 under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

3.                                      We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Issuers such certifications, legal opinions and other information as you and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

4.                                      We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

5.                                      We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional “accredited investor”) as to each of which we exercise sole investment discretion.

You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Insert Name of Accredited Investor]

By:
Name:
Title:

Dated: